-----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): November 23, 1999





                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    333-83541                  13-3836437
----------------------------          ---------                  ----------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)



  245 Park Avenue
  New York, New York                                               10167
  ------------------                                              -------
  (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
-----------------------------------------------------------------------------

Item 5.  Other Events.
-------  -------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Bear Stearns Asset Backed Securities, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Loan Trust, Series RASC 1999-RS4, Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS4 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 1999, and for the periods ended September 30, 1999 and September 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1999 (which was filed with the Securities and Exchange Commission on November 12, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Bear Stearns Asset Backed Securities, Inc., Mortgage Loan Trust, Series RASC 1999-RS4, Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS4, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as
Exhibit 23.1

----------------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 5, 1999 and the prospectus supplement dated November 23, 1999, of Bear Stearns Asset Backed Securities, Inc., relating to its Mortgage Loan Trust, Series RASC 1999-RS4, Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS4.

-------------------------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of KPMG

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BEAR STEARNS ASSET BACKED
                                SECURITIES, INC.



                                By:   /s/Matthew Perkins
                                      ------------------
                                      Name:  Matthew Perkins
                                      Title:  Vice President



Dated:  November 23, 1999

Exhibit Index


     Exhibit                                                                Page

23.1              Consent of KPMG                                            6

                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Ambac Assurance Corporation



          We consent to the incorporation by reference in the registration statement (No. 333-83541) of Bear Stearns Asset Backed Securities, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated November 23, 1999, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                                                  /s/ KPMG LLP

New York, New York
November 23, 1999

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599





                                                              November 23, 1999


BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re: Bear Stearns Asset Backed Securities, Inc. Mortgage Loan Trust, Series RASC 1999-RS4 Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS4

Ladies and Gentlemen:

     On behalf of Bear Stearns Asset Backed Securities, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.


                                                           Very truly yours,

                                                           /s/ Christine K. Loo

                                                           Christine K. Loo


Attachment